Exhibit 10.5

股权处置协议

Equity Disposal Agreement

本股权处置协议(下称“本协议”)由下列各方(下称“协议各方”)于2022年 11月27日在中国盘锦市签订:

This equity disposal agreement (hereinafter referred to as “this Agreement”) is signed by and between the following parties (hereinafter referred to as “the parties”) in Panjin, China on November 27,2022

甲方:  佰迦康（辽宁）健康信息咨询服务有限公司（“佰迦康辽宁”）

Party A:Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.(“Baijiakang Liaoning ”)

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

乙方:

Party B:

 孙秀芝，身份证号：211321195609273844

Sun Xiu Zhi , ID No.：211321195609273844

地址: 辽宁省盘锦市兴隆台区创新街商东社区鹤翔路53-2-2-201

Address:53-2-2-201, Hexiang Road, Shangdong Community, Xininnovation Street, Xinglongtai District, Panjin City, Liaoning Province

李静，身份证号：210711197902204028

Li Jing , ID No.：210711197902204028

地址:辽宁省盘锦市兴隆台区振兴街设计院社区56-2-301

Address: 56-2-301, Zhenxing Street Design Institute Community, Xinglongtai District, Panjin City, Liaoning Province

李莹，身份证号：21092119811107216X

Li Ying , ID No.21092119811107216X

地址:辽宁省阜新蒙古族自治县卧凤沟乡七家子村七家子南地44号

Address:No. 44 Qizi Nandi, Qizi Village, Wufenggou Township, Fuxin Mongolian Autonomous County, Liaoning Province

苑晓燕，身份证号：130634198811023583

Yuan Xiao Yan , ID No.：130634198811023583

地址:河北省保定市曲阳县灵山镇横河口村39号

Address:39 Henghekou Village, Lingshan Town, Quyang County, Baoding City, Hebei Province

李杰，身份证号：370686200104227924

Li Jie, ID No.：370686200104227924

地址:山东省栖霞市寺口镇邴家岭村75号

Address:No.75, Bing Jialing Village, Sikou Town, Qixia City, Shandong Province

孙天柱，身份证号：150426198704251559

Sun Tian Zhu, ID No.：150426198704251559

地址:内蒙古赤峰市翁牛特旗亿合公镇四方地村大营子村民组

Address:Dayingzi Village Group, Sifang Di Village, Renhegong Town, Wengniute Banner, Chifeng City, Inner Mongolia

丙方: 辽宁康拜尔生物科技开发有限公司( “康拜尔生物”)

Party C:Liaoning Kangbaier Biotechnology Development Co., Ltd. ( “Kangbaier Biotechnology”)

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

鉴于:

As

1.	甲方系一家在中华人民共和国境内依法注册成立并有效存续的外商投资企业;

Party A is a foreign-invested enterprise registered and existing in the people’s Republic of China;

2.	丙方是一家在中国注册成立的有限责任公司;

Party C is a limited liability company incorporated in China

3.	乙方各方为康拜尔生物的股东(合称“授权方”),其中,孙秀芝持有85.964%的股权，李静持有6%的股权，李莹持有3%的股权，苑晓燕持有3.5%的股权，李杰持有1.5%的股权，孙天柱持有0.036%的股权。

Party B is the shareholder of Kangbaier Biotechnology (collectively referred to as the “authorized party”), of which Sun Xiuzhi hold 85.964% equity，Li Jing hold 6% equity, Li Ying hold 3% equity,Yuan Xiaoyan hold 3.5 equity,Li Jie hold 1.5 equity, and Sun Tianzhu hold 0.036% equity

4.	甲方和乙方之间签署了股权质押协议, 在该协议项下乙方为康拜尔生物履行其在与甲方签署独家咨询和服务协议项下的义务提供担保。为确保该抵押权的安全, 并考虑到甲方所提供给康拜尔生物的技术支持以及各方之间的良好合作关系, 各方达成以下协议。

Party A and Party B have signed the equity pledge agreement, under which Party B guarantees Kangbaier Biotechnology to perform its obligations under the exclusive consultation and service agreement signed with Party A. In order to ensure the security of the mortgage, and in consideration of the technical support provided by Party A to Kangbaier Biotechnology and the good cooperative relationship between the parties, the parties have reached the following agreement.

一.	授予选择权 Granting Options

1.1	授予 Grant

本协议各方同意, 自本协议生效之日起, 除非已向甲方披露并经甲方事先明确书面许可, 甲方拥有排他性的选择权, 依照本协议约定, 以行权时中华人民共和国法律法规所允许的最低价格由甲方或其指定的第三方随时购买授权方在康拜尔生物中所持有的全部或部分股权的选择权。乙方同意，作为丙方的股东，在乙方所持有的丙方股权转让给甲方之前，如果乙方从丙方合法获得了股息、红利或剩余财产，则在遵守中国法律的前提下并在缴纳中国法律所要求的税费之后，乙方应在取得该等所得后立即将全部所得支付给甲方。

The parties to this agreement agree that, from the effective date of this agreement, unless it has been disclosed to Party A and with the prior explicit written permission of Party A, Party A shall have the exclusive right of choice, in accordance with the provisions of this agreement, Party A or the third party designated by Party A shall at any time purchase all or part of the equity held by the authorized party in Kangbaier Biotechnology at the lowest price permitted by the laws and regulations of the people’s Republic of China at the time of exercise. Party B agrees that, as a shareholder of Party C, if Party B legally obtains dividends, dividends or surplus property from Party C before the equity of Party C held by Party B is transferred to Party A, Party B shall, on the premise of complying with Chinese laws and after paying taxes required by Chinese laws, immediately pay all such income to Party A

本协议各方同意, 自本协议生效之日起, 除非已向甲方披露并经甲方事先明确书面许可, 甲方拥有排他性的选择权, 依照本协议约定,以行权时中华人民共和国法律法规所允许的最低价格由甲方或其指定的第三方随时购买康拜尔生物中所持有的全部或部分资产的选择权。

本协议经各方签署并生效后即授予甲方上述选择权, 并且该授权一经授予即在本协议有效期限(包括根据下文第1.2条的任何延长期)内不可撤销或变更。

The parties to this agreement agree that, from the effective date of this agreement, unless it has been disclosed to Party A and with the prior written permission of Party A, Party A has the exclusive option to purchase all or part of the assets held by Kangbaier Biotechnology at any time by Party A or its designated third party at the lowest price permitted by the laws and regulations of the people’s Republic of China at the time of exercise.

Party A shall be granted the above option after this agreement is signed and effective by all parties, and the authorization shall be irrevocably or changed during the term of this Agreement (including any extension period according to Article 1.2 below).

1.2	期限 Validation

本协议由协议各方于文首标明的日期签署并生效。本协议有效期限为十年, 自本协议生效之日起起算。本协议期满前, 若甲方提出要求, 则各方应根据甲方的要求延长本协议的期限, 并依甲方要求另行签署股权处置协议或继续履行本协议。

This agreement is signed and effective by the parties on the date first above written. This Agreement shall be valid for ten years from the effective date of this agreement. Before the expiration of this agreement, if Party A requests, all parties shall extend the term of this agreement according to Party A’s request, and sign another equity disposal agreement or continue to perform this agreement according to Party A’s request.

二.	行使选择权及交割 Exercise of options and Delivery

2.1	行权时间 Exercise Time

2.1.1	授权方一致同意, 在中华人民共和国法律法规允许的前提下, 甲方可于本协议签署并生效后任何时间行使本协议项下的部分或全部选择权。

The authorized party agrees that, subject to the laws and regulations of the people’s Republic of China, Party A may exercise part or all of the options under this agreement at any time after this agreement is signed and takes effect.

2.1.2	授权方一致同意, 甲方的行权次数没有限制, 除非其已经收购并持有了康拜尔生物的全部股权、资产。

The authorized party agrees that there is no limit on the number of times party A exercises its rights, unless it has acquired and held all the equity and assets of Kangbaier Biotechnology.

2.1.3	授权方一致同意, 甲方可以指定第三方作为其代表行使选择权, 但行权时, 甲方应当事先书面通知授权方。

The authorized party agrees that Party A may appoint a third party as its representative to exercise the right of choice, but Party A shall notify the authorized party in writing in advance when exercising the right

2.2	行权价款的处置 Disposal Exercise Price

授权方一致同意, 在甲方行权时授权方因此获得的全部行权价款无偿赠送给康拜尔生物, 或者以甲方书面同意的其他方式来实现该等行权价款从授权方到康拜尔生物的转移。

The authorized party agrees that when Party A exercises the right, all the exercise price obtained by the authorized party shall be presented toKangbaier Biotechnology free of charge, or the transfer of the exercise price from the authorized party to Kangbaier Biotechnology shall be realized by other ways agreed by Party A in writing.

2.3	转让 Transfer Possession

授权方一致同意, 本协议项下之选择权可部分或全部地由甲方转让给第三方, 该等转让无需再事先取得授权方的同意, 该第三方应当视为本协议的一方签约人按本协议之条件行使选择权, 并承担甲方在本协议项下的权利和义务。

The authorized party agrees that the option under this agreement can be transferred in part or in whole by Party A to a third party without prior consent of the authorized party. The third party shall be regarded as a party to this agreement, and the Contractor shall exercise the option according to the conditions of this Agreement and undertake the rights and obligations of Party A under this agreement.

2.4	行权通知 Notice

若甲方行权, 应于交割日(定义见下文)十个工作日前以书面方式通知授权方, 通知应具体载明如下条款:

If Party A exercises the right, it shall notify the authorized party in writing ten working days prior the delivery date (as defined below), and the notice shall specify the following terms:

2.4.1	选择权行使后, 股权或资产之有效交割日期(以下简称“交割日”);

The effective delivery date of the equity or assets after the exercise of the option (hereinafter referred to as the “delivery date”);

2.4.2	选择权行使后, 股权或资产所应登记的持有人姓名;

The name of the holder of the equity or assets that should be registered after the exercise of the option;

2.4.3	从授权人处分别购买的股权数量及其比例，或资产明细及数量;

The number and proportion of shares purchased from the authorized person, or the details and quantity of assets

2.4.4	行权价格及其支付方式;

Exercise price and payment method;

2.4.5	授权委托书(若由甲方指定的第三方代为行权)。

Power of attorney (if the third party designated by Party A exercises the power on behalf of Party A).

协议各方同意, 甲方可随时指定第三方并以该第三方的名义行使选择权、登记股权或资产。

The parties agree that Party A may at any time appoint a third party to exercise the right of option, register the equity or assets in the name of such third party.

2.5	转让股权 Equity Tranfer

甲方每次行使选择权时, 在收到甲方依据本协议第2.4条发出的行权通知之日起十个工作日内:

Each time Party A exercises the option, within 10 working days from the date of receiving the exercise notice issued by Party A in accordance with Article 2.4 of this Agreement

(1)	授权方应责成康拜尔生物及时召开股东会会议, 在该会议上, 应通过批准授权方向甲方和(或)其指定的第三方转让股权的股东会决议;

The authorized party shall instruct Kangbaier Biotechnology to hold a shareholders’ meeting in time. At the meeting, the resolution of shareholders’ meeting approving the authorized party to transfer the equity to Party A and / or the third party designated by it shall be passed;

(2)	授权方应与甲方(或在适用的情况下, 为其指定的第三方)签署与本协议附件1所列的股权转让协议在实质内容上一致的转让协议;

The authorized party shall sign a transfer agreement with Party A (or, if applicable, the third party designated by it) which is consistent in substance with the equity transfer agreement listed in Annex 1 of this agreement;

(3)	乙方各方应签署所有其他所需合同、协议或文件, 取得全部所需的政府批准和同意, 并采取所有所需行动, 在不附带任何担保权益的情况下, 将被购买的股权的有效所有权转移给甲方和(或)其指定的第三方, 并使甲方和(或) 其指定的第三方成为被购买的股权的工商登记在册所有人, 并向甲方或其指定的第三方提交由相关的中国有权机关颁发或备案登记的最新营业执照、章程和其他有关文件, 该等文件应反映康拜尔生物股权变更, 董事和法定代表人的变更等事项。

Party B shall sign all other required contracts, agreements or documents, obtain all required government approval and consent, and take all necessary actions to transfer the effective ownership of the Purchased Equity to Party A and / or its designated third party without any security interest, Party A and (or) the third party designated by Party A shall become the registered owner of the Purchased Equity, and submit to Party A or the third party designated by Party A the latest business license, articles of association and other relevant documents issued or registered by relevant Chinese authorities. Such documents shall reflect the changes of equity, directors and legal representatives of Kangbaier Biotechnology.

2.6	转让资产 Asset Transfer

甲方每次行使选择权时, 在收到甲方依据本协议第2.4条发出的行权通知之日起十个工作日内:

Each time Party A exercises the option, within 10 working days from the date of receiving the exercise notice issued by Party A in accordance with Article 2.4 of this Agreement:

(1)	康拜尔生物应及时按照其公司章程规定召开（执行）董事会会议或股东会会议, 在该会议上, 应通过批准康拜尔生物向甲方和(或)其指定的第三方转让资产的决议;

Kangbaier Biotechnology shall timely hold (Executive) board meeting or shareholders’ meeting in accordance with its articles of association. At the meeting, King Eagle Tianjin shall pass a resolution approving the transfer of assets to Party A and / or the third party designated by Kangbaier Biotechnology

(2)	康拜尔生物应与甲方(或在适用的情况下, 为其指定的第三方)就相关资产转让签署转让协议;

Kangbaier Biotechnology shall sign the transfer agreement with Party A (or the third party designated by it if applicable) for the transfer of relevant assets;

(3)	康拜尔生物应签署所有其他所需合同、协议或文件, 取得全部所需的政府批准和同意, 并采取所有所需行动, 在不附带任何担保权益的情况下, 将被购买的资产的有效所有权转移给甲方和(或)其指定的第三方, 并使甲方和(或) 其指定的第三方成为被购买的资产的登记权利人(如适用)。

Kangbaier Biotechnology shall sign all other required contracts, agreements or documents, obtain all required government approval and consent, and take all necessary actions to transfer the effective ownership of the purchased assets to Party A and / or its designated third party without any security interest, And make Party A and / or the third party designated by Party A become the registered purchaser of the purchased assets (if applicable)

三.	陈述及保证 Statement and Commitment

3.1	授权方作出如下陈述及保证:

The authorized party represents and warrants as follows:

3.1.1	具有完整的权利及授权签订和履行本协议;

Have complete right and authorization to sign and perform this Agreement;

3.1.2	履行本协议并本协议项下之义务并不违反对其具有约束力的法律、法规及其他协议, 且不需要政府部门的批准或授权;

The performance of this Agreement and the obligations under this Agreement does not violate the binding laws, regulations and other agreements, and does not require the approval or authorization of government departments;

3.1.3	不存在任何未决的或可能实质性地影响本协议履行的诉讼、仲裁或其他的司法或行政程序;

There is no litigation, arbitration or other judicial or administrative proceedings pending or likely to substantially affect the performance of this Agreement;

3.1.4	已经向甲方披露了所有可能对本协议履行产生不利影响的情况;

It has disclosed to Party A all situations that may adversely affect the performance of this Agreement;

3.1.5	没有被宣告破产, 其财务状况稳健良好;

It has not been declared bankrupt and its financial position is sound

3.1.6	持有的康拜尔生物股权不存在任何质押、担保, 负债及其他第三方权利负担的情形, 并免受第三者追索，甲乙双方签订的股权质押协议约定除外;

The equity of Kangbaier Biotechnology is free from any pledge, guarantee, liability and other third party’s rights and liabilities, and is free from recourse by the third party, except for the equity pledge agreement signed by Party A and Party B

3.1.7	不会在其持有的康拜尔生物股权上设置任何质押、负债及其他第三方权利负担的情形, 且不会以转让、赠与、质押或其他任何方式向甲方或其指定的第三方以外的其他人士处分其持有的股权;

It will not set any pledge, liabilities and other third party’s rights and burdens on its equity of Kangbaier Biotechnology, and will not dispose of its equity to Party A or other persons other than the third party designated by Party A by means of transfer, gift, pledge or any other means

3.1.8	授予甲方的选择权应当是排他的, 授权方不得以其他任何方式向甲方或其指定的第三方以外的其他人士授予选择权或类似的权利;

The right of choice granted to Party A shall be exclusive, and the authorized party shall not grant the right of choice or similar rights to any person other than Party A or its designated third party in any other way

3.1.9	本协议有效期内, 康拜尔生物经营的业务符合法律、法规、规定和其它政府主管部门颁布的管理规定和指南, 并且不存在违反任何上述规定、以致对公司经营的业务或资产构成重大不利影响的情况;

During the term of this agreement, the business of Kangbaier Biotechnology complies with the laws, regulations, regulations and other management regulations and guidelines issued by the competent government departments, and there is no violation of any of the above regulations, which will have a significant adverse impact on the business or assets of the company;

3.1.10	按照良好的财务和商业标准及惯例, 保持康拜尔生物的存续。审慎及有效地经营其业务和处理事务, 尽其最大努力确保康拜尔生物持续其营运所需要的许可证、执照和批文等, 并且确保此类许可证、执照和批文等不被取消、撤回或宣告无效;

Maintain the existence of Kangbaier Biotechnology in accordance with good financial and commercial standards and practices. Prudently and effectively conduct its business and conduct its affairs, and use its best efforts to ensure that Kangbaier Biotechnology continues to operate with the necessary permits, licenses and approvals, and that such permits, licenses and approvals will not be cancelled, withdrawn or declared invalid;

3.1.11	应甲方的要求, 向其提供所有关于康拜尔生物的营运及财务资料;

At the request of Party A, provide all the operation and financial information of Kangbaier Biotechnology

3.1.12	在甲方(或其指定的第三方)行使选择权并取得康拜尔生物的全部股权或资产之前, 除非取得甲方(或其指定的第三方)的书面同意, 否则康拜尔生物不得进行如下行为:

Before Party A (or the third party designated by Party A) exercises the right of option and obtains all equity or assets of Kangbaier Biotechnology, Kangbaier Biotechnology shall not do any of the following unless it obtains the written consent of Party A (or the third party designated by Party A)

(a)	出售、转让、抵押或以其他方式处置任何资产、业务或收入, 或允许在其上设置任何其他担保权益(正常或日常业务过程中产生的或已向甲方披露并得到甲方事先明确书面同意的除外);

Sell, transfer, mortgage or otherwise dispose of any asset, business or income, or allow to set up any other security interest on it (except those arising in the normal or ordinary course of business or disclosed to Party A with Party A’s prior explicit written consent); and;

(b)	达成将实质性不利影响其资产、责任、运营、股权及其它合法权利的交易(正常或日常业务过程中产生的或已向甲方披露并得到甲方事先明确书面同意的除外);

Enter into a transaction that will materially and adversely affect its assets, liabilities, operations, equity and other legitimate rights (except those arising in the course of normal or daily business or disclosed to Party A with Party A’s prior explicit written consent);

(c)	以任何形式派发股息、红利予各股东;

To distribute dividends and bonus to shareholders in any form;

(d)	发生、继承、保证或允许存在任何债务, 但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务; (ii)已向甲方披露并得到甲方事先明确书面同意的债务除外;

Incurs, inherits, guarantees or permits the existence of any debt, but (I) arises in the normal or ordinary course of business and not by way of borrowing money（ II) except for debts that have been disclosed to Party A and have been expressly agreed in writing by Party A in advance;

(e)	签订任何重大合同, 但在正常业务过程中签订的合同除外(就本段而言, 如果一份合同价值超过人民币100万元, 即被视为重大合同);

Enter into any material contract, except in the normal course of business (for the purposes of this paragraph, if the value of a contract exceeds RMB 1 million, it shall be regarded as a material contract);

(f)	通过股东会决议增加或减少康拜尔生物的注册资本, 或另行更改注册资本的结构;

To increase or decrease the registered capital of Kangbaier Biotechnology through the resolution of the shareholders’ meeting, or to change the structure of the registered capital separately;

(g)	以任何形式补充、更改或修改康拜尔生物的公司章程;

Supplement, change or modify the articles of association of Kangbaier Biotechnology in any form

(h)	与任何人合并或联合, 或收购任何人或向任何人投资。

To merge or associate with any person, or to acquire or invest in any person

3.1.13	在甲方(或其指定的第三方)行使选择权取得康拜尔生物的全部股权或资产之前, 除甲方(或其指定的第三方)明确书面同意外, 乙方各方不得共同或单方进行如下行为:

Before Party A (or the third party designated by Party A) exercises the right of option to acquire all equity or assets of Kangbaier Biotechnology, Party B shall not jointly or unilaterally carry out the following acts unless Party A (or the third party designated by Party A) expressly agrees in writing:

(a)	以任何形式补充、更改或修改康拜尔生物的章程性文件, 且该等补充、更改或修改将实质性不利影响康拜尔生物的资产、责任、运营、股权及其它合法权利(为满足法律要求而进行同比例增资的情形除外), 或者可能影响本协议以及甲方、乙方、康拜尔生物签署的其他协议的有效履行;

Supplement, change or modify the articles of association of Kangbaier Biotechnology in any form, and such supplement, change or modification will substantially and adversely affect the assets, liabilities, operation, equity and other legal rights of Kangbaier Biotechnology (except for the case of capital increase in the same proportion to meet the legal requirements), or may affect this Agreement and Party A, Party B and Effective performance of other agreements signed by Kangbaier Biotechnology;

(b)	促使康拜尔生物达成将实质性不利影响康拜尔生物的资产、责任、运营、股权及其它合法权利的交易(正常或日常业务过程中产生的或已向甲方披露并得到甲方事先明确书面同意的除外);

Urge Kangbaier Biotechnology to enter into a transaction that will substantially and adversely affect Kangbaier Biotechnology’s assets, liabilities, operations, equity and other legal rights (except those arising in the normal or daily business process or which have been disclosed to Party A and obtained Party A’s explicit written consent in advance); and;

(c)	促使康拜尔生物的股东会通过分派股息、红利的决议;

To urge the shareholders’ meeting of Kangbaier Biotechnology to pass the resolution of dividend distribution;

(d)	在本合同生效之日起的任何时间出售、转让、抵押或以其他方式处置任何康拜尔生物的股权的合法或受益权益, 或允许在其上设置任何其他担保权益;

Sell, transfer, mortgage or otherwise dispose of the legal or beneficial interest of any equity of Kangbaier Biotechnology at any time since the effective date of this contract, or allow to set any other security interest on it;

(e)	促使康拜尔生物股东会批准出售、转让、抵押或以其他方式处置任何股权的合法或受益权益, 或允许在其上设置任何其他担保权益;

Urge the board of shareholders of Kangbaier Biotechnology to approve the sale, transfer, mortgage or other disposal of the legal or beneficial interests of any equity, or allow the establishment of any other security interests on it;

(f)	促使康拜尔生物股东会批准康拜尔生物与任何人合并或联合, 或收购任何人或向任何人投资, 或其他任何形式的重组;

Urge the board of shareholders of Kangbaier Biotechnology to approve the merger or association of Kangbaier Biotechnology with any person, or the acquisition or investment of any person, or any other form of restructuring;

(g)	自行结业、清算或解散康拜尔生物。

Self-Liquidating, liquidation or dissolution of Kangbaier Biotechnology

3.1.14	在甲方(或其指定的第三方)行使选择权取得康拜尔生物的全部股权或资产之前, 乙方各方承诺:

Before Party A (or its designated third party) exercises the right of option to acquire all equity or assets of Kangbaier Biotechnology, Party B undertakes that:

(a)	立即书面通知甲方发生或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序, 或者可能对该等股权产生任何不利影响的情形;

Immediately notify Party A in writing of any litigation, arbitration or administrative proceedings that have occurred or may occur with respect to the equity owned by Party A, or any circumstance that may have any adverse effect on such equity;

(b)	促使康拜尔生物股东会审议批准本协议规定的被购买的股权的转让, 促使康拜尔生物修改其公司章程以反映股权自乙方各方向甲方和(或)其指定的第三方的转移, 以及本协议所述的其他变更事项, 并立即向中国的有权机关申请批准(如法律要求该等批准)、办理变更登记, 促使康拜尔生物通过股东会决议批准任命甲方和(或)其指定的第三方所指派的人士为新董事和新法定代表人;

Urge the shareholders’ meeting of Kangbaier Biotechnology to examine and approve the transfer of the Purchased Equity specified in this agreement, urge Kangbaier Biotechnology to amend its articles of association to reflect the transfer of equity from Party B to Party A and / or its designated third party, and other changes described in this agreement, and immediately apply to the competent authorities in China for approval (if such approval is required by law) and change registration, Urge Kangbaier Biotechnology to approve the appointment of Party A and / or the third party designated by Party A as the new director and new legal representative through the resolution of the shareholders’ meeting;

(c)	为保持其对股权的合法、有效的所有权, 签署所有必要或适当的文件, 采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩;

In order to maintain its legal and effective ownership of the equity, sign all necessary or appropriate documents, take all necessary or appropriate actions and make all necessary or appropriate complaints or make all necessary and appropriate defenses against all claims

(d)	经甲方随时要求, 应向其指定的第三方在任何时间无条件地并立即转让其股权, 并放弃其对另一现有股东进行上述股权转让所享有的优先购买权;

Upon Party A’s request at any time, Party A shall transfer its equity unconditionally and immediately to the third party designated by Party A at any time, and give up its preemptive right to another existing shareholder for the above equity transfer;

(e)	严格遵守本合同及乙方各方与甲方共同或分别签订的其他合同的各项规定, 切实履行该等合同项下的各项义务, 并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。

Strictly abide by the provisions of this contract and other contracts jointly or separately signed by Party B and Party A, earnestly perform the obligations under such contracts, and do not do any act / omission that may affect the validity and enforceability of such contracts.

3.2	承诺 Commitment

授权方向甲方承诺, 授权方承担因股权转让所产生的所有费用, 并办理甲方和(或)其指定的第三方成为康拜尔生物股东之所有必须的手续。手续包括但不限于协助甲方取得政府部门对股权转让相关的必要批准, 向相关的工商管理部门递交股权转让协议、股东会决议等文件, 以及修改公司章程、股东名册以及其他公司章程性文件。

The authorized party undertakes to Party A that the authorized party shall bear all expenses arising from the equity transfer and go through all necessary procedures for Party A and / or its designated third party to become a shareholder of Kangbaier Biotechnology. The procedures include, but are not limited to, assisting Party A to obtain necessary approval from government departments for equity transfer, submitting equity transfer agreement, resolutions of shareholders’ meeting and other documents to relevant industrial and commercial administration departments, and amending articles of association, register of shareholders and other articles of Association documents

3.3	乙方各方特此在本合同签署之日和每一个交割日向甲方共同及个别陈述和保证如下:

three point three Party B hereby represents and warrants to party a jointly and severally on the date of signing this contract and each delivery date as follows:

(1)	其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买的股权而签订的任何股权转让协议(各称为“转让协议”), 以及履行其在本合同和任何转让协议项下的义务的权力和能力。本合同和其是一方的各转让协议一旦签署后, 将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行;

It has the power and ability to enter into and deliver this contract and any equity transfer agreement (each referred to as the “transfer agreement”) to which it is a party for each transfer of the Purchased Equity under this contract, and to perform its obligations under this contract and any transfer agreement. Once signed, this contract and each assignment agreement to which it is a party will constitute legal, valid and binding obligations, and can be enforced in accordance with its terms;

(2)	无论是本合同或任何转让协议的签署和交付还是其在本合同或任何转让协议项下的义务的履行均不会: (i)导致违反任何有关的中国法律法规; (ii)与其章程或其他组织文件相抵触; (iii)导致违反其是一方或对其有约束力的任何合同或文据; (iv)导致违反有关向它颁发的任何许可或批准的授予和(或)继续有效的任何条件; 或(v)导致向它颁发的任何许可或批准中止或被撤销或附加条件;

Neither the signing and delivery of this contract or any assignment agreement nor the performance of its obligations under this contract or any assignment agreement will: (I) result in violation of any relevant Chinese laws and regulations（II) conflict with its articles of association or other organizational documents（III) result in a breach of any contract or instrument to which it is a party or by which it is bound（IV) result in a breach of any conditions relating to the grant and / or continued validity of any license or approval granted to it; Or (V) causes any license or approval granted to it to be suspended or revoked or subject to conditions;

(3)	乙方各方对康拜尔生物的所有股权拥有良好和可出售的所有权。乙方各方在上述股权上没有设置任何担保权益;

Party B shall have good and marketable ownership of all equity of Kangbaier Biotechnology. Party B does not have any security interest in the above equity;

(4)	康拜尔生物没有任何未偿还债务, 除(i)在其正常的业务过程中发生的债务, 及(ii)已向甲方披露及经甲方事先明确书面同意的债务除外;

Kangbaier Biotechnology has no outstanding debts, except (I) debts incurred in the normal course of its business, and (II) debts disclosed to Party A and with the prior explicit written consent of Party A;

(5)	康拜尔生物遵守适用于股权和资产的收购的所有法律和法规;

Kangbaier Biotechnology complies with all laws and regulations applicable to the acquisition of equity and assets;

(6)	目前没有正在进行或悬而未决或可能发生的与康拜尔生物股权、资产有关的或与康拜尔生物有关的诉讼、仲裁或行政程序。

At present, there are no ongoing or pending litigation, arbitration or administrative procedures related to the equity and assets of Kangbaier Biotechnology or Kangbaier Biotechnology.

3.4	康拜尔生物作出如下陈述及保证:

Kangbaier Biotechnology represents and warrants as follows:

3.4.1	具有完整的权利及授权签订和履行本协议;

It has complete right and authorization to sign and in compliance with this agreement

3.4.2	履行本协议并本协议项下之义务并不违反对其具有约束力的法律、法规及其他协议, 且不需要政府部门的批准或授权;

The implementation of this Agreement and its obligations under its terms does not violate the binding laws, regulations and other agreements, and does not require the approval or authorization of government departments

3.4.3	不存在任何未决的或可能实质性地影响本协议履行的诉讼、仲裁或其他的司法或行政程序;

There is no litigation, arbitration or other judicial or administrative proceedings pending or likely to substantially affect the performance of this Agreement;

3.4.4	已经向甲方披露了所有可能对本协议履行产生不利影响的情况;

Party B has disclosed to Party A all situations that may adversely affect the performance of this agreement

3.4.5	没有被宣告破产, 其财务状况稳健良好;

It has not been declared bankrupt and its maintained sound healthy financial condition

3.4.6	除已向甲方披露者外，康拜尔生物资产上不存在任何质押、担保, 负债及其他第三方权利负担的情形, 并免受第三者追索，甲乙双方签订的股权质押协议约定除外;

Except for those disclosed to Party A, there is no pledge, guarantee, liability or other third party’s burden on the assets of Kangbaier Biotechnology, and it is free from recourse of the third party, except for the equity pledge agreement signed by Party A and Party B

3.4.7	未经甲方事先书面同意，不会在其持有的资产上设置任何质押、抵押、负债及其他第三方权利负担的情形, 且不会以转让、赠与、抵押、质押或其他任何方式向甲方或其指定的第三方以外的其他人士处分其持有的资产;

Without Party A’s prior written consent, it will not set any pledge, mortgage, liability and other third party’s rights and burdens on the assets it holds, and will not dispose of the assets it holds to any person other than Party A or the third party designated by Party A by means of transfer, gift, mortgage, pledge or any other means

3.4.8	授予甲方的选择权应当是排他的, 康拜尔生物不得以其他任何方式向甲方或其指定的第三方以外的其他人士授予选择权或类似的权利;

The right of option granted to Party A shall be exclusive, and Kangbaier Biotechnology shall not grant the right of option or similar rights in any other way to any person other than Party A or its designated third party;

3.4.9	本协议有效期内, 康拜尔生物经营的业务符合法律、法规、规定和其它政府主管部门颁布的管理规定和指南, 并且不存在违反任何上述规定、以致对公司经营的业务或资产构成重大不利影响的情况;

During the term of this agreement, the business of Kangbaier Biotechnology complies with the laws, regulations, regulations and other management regulations and guidelines issued by the competent government departments, and there is no violation of any of the above regulations, which will have a significant adverse impact on the business or assets of the company

3.4.10	按照良好的财务和商业标准及惯例, 保持康拜尔生物的存续。审慎及有效地经营其业务和处理事务, 尽其最大努力确保康拜尔生物持续其营运所需要的许可证、执照和批文等, 并且确保此类许可证、执照和批文等不被取消、撤回或宣告无效;

Maintain the existence of Kangbaier Biotechnology in accordance with good financial and commercial standards and practices. Prudently and effectively conduct its business and conduct its affairs, and use its best efforts to ensure that Kangbaier Biotechnology continues to operate with the necessary permits, licenses and approvals, and that such permits, licenses and approvals will not be cancelled, withdrawn or declared invalid;

3.4.11	应甲方的要求, 向其提供所有关于康拜尔生物的营运及财务资料;

At the request of Party A, provide all the operation and financial information of Kangbaier Biotechnology

3.4.12	采取一切合理及必要的措施及经营康拜尔生物业务，努力促使康拜尔生物资产的保值、增值。

Take all reasonable and necessary measures to manage Kangbaier Biotechnology business and strive to maintain and increase the value of Kangbaier Biotechnology assets

四.	税收 Taxation

本协议履行中各方所产生的税赋由各方自行承担。

The taxes generated by each party during the exercise of this Agreement shall be borne by each party

五.	违约 Breach Agreement

5.1	若乙方或丙方违反本协议或其在本协议中所作出的任何陈述、保证, 甲方可以书面形式通知违约方要求其在收到通知书十日内纠正违约行为, 采取相应措施有效及时地避免损害结果的发生, 并继续履行本协议。若发生损害, 违约方应对甲方作出补偿, 以使得甲方获得合同履行时应得的所有权益。

If Party B or Party C violates this agreement or any of its representations and guarantees in this agreement, Party A may notify the defaulting party in writing, requiring it to correct the breach within ten days after receiving the notice, take corresponding measures to effectively and timely avoid the occurrence of damage, and continue to perform this agreement. In case of any damage, the breaching party shall compensate Party A so that Party A can obtain all the rights and interests it deserves when performing the contract.

5.2	如乙方或丙方不能依据上述5.1条的约定在收到通知后十日内纠正其违约行为, 甲方有权要求违约方应就甲方因违约方遭受的任何费用、责任或损失(包括但不限于因违约而支付或损失的利息以及律师费)赔偿甲方。同时, 甲方有权执行本协议附件之股权转让协议将乙方持有的股权转让于甲方和(或)其指定的第三方。

If Party B or Party C fails to correct the breach within ten days after receiving the notice in accordance with the above-mentioned 5.1, Party A has the right to require the breaching party to compensate Party A for any expenses, liabilities or losses (including but not limited to the interest paid or lost by Party A due to the breach of contract and the attorney’s fees). Meanwhile, Party A has the right to implement the equity transfer agreement attached to this agreement to transfer the equity held by Party B to Party A and / or the third party designated by Party A

六.	管辖法律及争议解决 Jurisdiction and Disputes

6.1	管辖之法律 Jurisdiction Law

中华人民共和国法律为本协议之适用法律, 包括但不限于本协议之完成、履行、效力及解释。

The laws of the people’s Republic of China shall be applicable to this agreement, including but not limited to the completion, performance, validity and interpretation of this agreement.

6.2	友好协商 Friendly Negotiation

若因本协议之解释或履行产生争议, 协议各方应当通过友好协商或中间第三方调解来解决该争议。若争议无法通过上述方式解决, 应于上述相关讨论开始之日起30日内将争议提交仲裁机关解决。

In case of any dispute arising from the interpretation or performance of this agreement, the parties shall settle the dispute through friendly negotiation or mediation by an intermediate third party. If the dispute cannot be settled by the above-mentioned means, it shall be submitted to the arbitration authority for settlement within 30 days from the date of the above-mentioned relevant discussion

6.3	仲裁 Arbitration

因本协议产生的任何争议应当提交中国国际经济贸易仲裁委员会(北京)按其仲裁规则仲裁。仲裁地为北京。仲裁裁决为最终的, 对协议各方皆具有约束力。

Any dispute arising from this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (Beijing) for arbitration in accordance with its arbitration rules. The place of arbitration shall be Beijing. The arbitration award shall be final and binding on all parties.

七.	保密 Confidential

7.1	保密信息 Confidential Information

本协议及其附件之内容应当保密。协议各方不得将本协议之任何信息向任何第三方披露(事先获得协议各方书面同意的除外)。本条款在本协议终止后仍然有效。

The contents of this Agreement and its attachments shall be kept confidential. The parties shall not disclose any information of this agreement to any third party (except with the prior written consent of the parties). This clause shall survive the termination of this agreement.

7.2	例外 Exceptions

若依据法律、法院判决、仲裁裁决以及政府管理机关、证券监管部门、证券交易所、股票交易机构的决定或要求应当披露保密信息的, 则该信息的披露不应视为对上述7.1条的违反。

If confidential information should be disclosed in accordance with laws, court decisions, arbitration awards and decisions or requirements of government authorities, securities regulatory authorities, stock exchanges and stock exchange institutions, the disclosure of such information shall not be deemed as a violation of Article 7.1 above

八.	其他 Others

8.1	全部协议 Completion of the Agreement

各方在此确认本协议为各方在平等互利的基础之上达成的公平合理的约定。本协议构成协议各方关于协议所涉及主题的全部, 先前的所有讨论、协商及协议若与本协议不一致, 以本协议为准。本协议应由协议各方以书面方式修改。本协议的附件为本协议的组成部分, 与本协议具有相同的效力。

The parties hereby confirm that this agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. This Agreement constitutes all the parties to the agreement on the subject matter involved in the agreement. If any previous discussions, negotiations and agreements are inconsistent with this agreement, this Agreement shall prevail. This Agreement shall be amended by the parties in writing. The annex to this agreement is an integral part of this Agreement and has the same effect as this Agreement

8.2	通知 Notice

8.2.1	本协议各方为履行本协议项下的权利、义务所发出的通知, 都应以书面做成, 并以专人递送、挂号邮寄、邮资预付邮寄、认可的速递服务、或图文传真的形式发送到有关一方或各方下列的地址:

All notices given by the parties to this Agreement for the performance of their rights and obligations under this Agreement shall be made in writing and sent by hand delivery, registered mail, prepaid mail, recognized courier service, or fax to the following addresses of the party or parties concerned:

甲方: 佰迦康（辽宁）健康信息咨询服务有限公司

Party A:Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

电话：13998785999

Phone:13998785999

收件人:王增文

Recipient: Wang Zengwen

乙方：
Party B:

孙秀芝Sun Xiu Zhi
中华人民共和国身份证号：211321195609273844
China ID card No.211321195609273844

李静Li Jing
中华人民共和国身份证号：210711197902204028
China ID card No.210711197902204028

李莹Li Ying
中华人民共和国身份证号：21092119811107216X
China ID card No.21092119811107216X

苑晓燕Yuan Xiao Yan
中华人民共和国身份证号：130634198811023583
China ID card No.130634198811023583

李杰Li Jie
中华人民共和国身份证号：370686200104227924
China ID card No.370686200104227924

孙天柱Sun Tian Zhu
中华人民共和国身份证号：150426198704251559
China ID card No.150426198704251559

丙方: 辽宁康拜尔生物科技开发有限公司
Party C: Liaoning Kangbaier Biotechnology Development Co., Ltd.
地址: 辽宁省盘锦市兴隆台区赵家1-17-1号
Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province
电话：15842767931
Phone:15842767931
收件人:孙秀芝
Recipient: Sun Xiuzhi

8.2.2	通知及信函于以下情况时应当视为送达:

A notice or letter shall be deemed to have been served under the following circumstances

8.2.2.1	若以传真方式送达, 以传真上显示的日期记录为准, 但是当该传真晚于下午5点或于送达地的非工作日送达, 则应当以显示的日期记录的下一工作日为送达日;

If the fax is delivered by fax, the date record on the fax shall prevail. However, if the fax is delivered later than 5 pm or on a non working day in the place of delivery, the next working day of the date record on the fax shall be the date of delivery;

8.2.2.2	若以专人送达(包括特快专递), 则以签收日为准;

If it is delivered by hand (including express mail), the date of receipt shall prevail;

8.2.2.3	若以挂号信的方式送达, 则以挂号信回执上日期后的第15日为准。

If it is delivered by registered mail, the 15th day after the date on the receipt of the registered mail shall prevail.

8.2.3	约束力 Restrictions

本协议对协议各方皆具有约束力。

This Agreement shall be binding on all parties

8.3	语言 Language

本协议一式八份, 以中文书写, 协议各方各执一份。

This agreement is made in eight copies, written in Chinese, with each party holding one copy

8.4	日及工作日 Days and Working days

本协议中所指的“日”按日历上的日期; 本协议所指的“工作日”为周一至周五。

“Day” referred to in this Agreement shall be the date on the calendar; The “working days” referred to in this Agreement are from Monday to Friday

8.5	标题 Headings

本协议各标题仅为方便阅读, 不可作为协议解释之用。

The headings of this Agreement are for convenience only and shall not be used for the interpretation of this agreement

8.6	附则 Supplementary

授权方在本协议下对甲方的义务、承诺和责任均为单独和共同的, 且授权方相互承担连带责任。就甲方而言, 授权方中任何一方的违约即自动构成授权方的违约.

The obligations, promises and liabilities of the authorized party to Party A under this Agreement are separate and joint, and the authorized parties shall bear joint and several liabilities. As far as Party A is concerned, the default of any one of the authorized parties will automatically constitute the default of the authorized party

8.7	未决事项 Pending Issues

就本协议未规定之事项, 协议各方应通过协商按中华人民共和国法律解决。

For matters not specified in this agreement, the parties shall settle them through negotiation in accordance with the laws of the people’s Republic of China

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甲方: 佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表:

Authorized Representative:

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乙方: Party B

孙秀芝 Sun Xiu Zhi	李静 Li Jing

李莹Li Ying	苑晓燕 Yuan Xiao Yan

李杰 Li Jie	孙天柱 Sun Tian Zhu

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丙方:

Party C:

辽宁康拜尔生物科技开发有限公司

Liaoning Kangbaier Biotechnology Development Co., Ltd.

授权代表:

Authorized Representative:

附件1: 股权转让协议 Attachment 1: Equity Transfer Agreement

股权转让协议

Equity Transfer Agreement

本股权转让协议(下称“本协议”)由以下各方于[2022 ]年[11 ]月[27]日在盘锦签订:

This equity transfer agreement (hereinafter referred to as “this Agreement”) is signed by and between the following parties in Panjin on the day of November 27,2022.

甲方:佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

乙方:

Party B:

孙秀芝，身份证号：211321195609273844

Sun Xiu Zhi , ID No.211321195609273844

地址: 辽宁省盘锦市兴隆台区创新街商东社区鹤翔路53-2-2-201

Address:53-2-2-201, Hexiang Road, Shangdong Community, Xininnovation Street, Xinglongtai District, Panjin City, Liaoning Province

李静，身份证号：210711197902204028

Li Jing , ID No.210711197902204028

地址:辽宁省盘锦市兴隆台区振兴街设计院社区56-2-301

Address: 56-2-301, Zhenxing Street Design Institute Community, Xinglongtai District, Panjin City, Liaoning Province

李莹，身份证号：21092119811107216X

Li Ying , ID No.21092119811107216X

地址:辽宁省阜新蒙古族自治县卧凤沟乡七家子村七家子南地44号

Address:No. 44 Qizi Nandi, Qizi Village, Wufenggou Township, Fuxin Mongolian Autonomous County, Liaoning Province

苑晓燕，身份证号：130634198811023583

Yuan Xiao Yan , ID No.130634198811023583

地址:河北省保定市曲阳县灵山镇横河口村39号

Address:39 Henghekou Village, Lingshan Town, Quyang County, Baoding City, Hebei Province

李杰，身份证号：370686200104227924

Li Jie, ID No.370686200104227924

地址:山东省栖霞市寺口镇邴家岭村75号

Address:No.75, Bing Jialing Village, Sikou Town, Qixia City, Shandong Province

孙天柱，身份证号：150426198704251559

Sun Tian Zhu, ID No.150426198704251559

地址:内蒙古赤峰市翁牛特旗亿合公镇四方地村大营子村民组

Address:Dayingzi Village Group, Sifang Di Village, Renhegong Town, Wengniute Banner, Chifeng City, Inner Mongolia

丙方: 辽宁康拜尔生物科技开发有限公司

Party C: Liaoning Kangbaier Biotechnology Development Co., Ltd.

地址: 辽宁省盘锦市兴隆台区赵家1-17-1号

Address: 1-17-1 Zhaojia Road, Xinglongtai District , Panjin City, Liaoning Province

在本合同中, 甲方、乙方和丙方以下各称“一方”, 合称“各方”。

In this contract, Party A, Party B and Party C are hereinafter referred to as “party” and collectively as “parties”.

鉴于:

As

1.	甲方是一家在中华人民共和国(下称“中国”)注册成立并存续的外商投资企业;

Party A is a foreign-invested enterprise registered and existing in the people’s Republic of China (hereinafter referred to as “China”);

2.	丙方是一家在中国盘锦市注册的全内资公司, 目前, 乙方合计持有丙方100%的股权(下称“有关股权”); 和

Party C is a wholly domestic company registered in Panjin, China. At present, Party B holds 100% equity of Party C (hereinafter referred to as “relevant equity”); and

3.	乙方愿意遵照其和甲方于[ ]年[ ]月[ ]日签署的《股权处置协议》的相关规定, 在甲方和(或)其指定的第三方行使其选择权之时, 向甲方和(或)其指定的第三方转让其所持有的丙方的部分或全部股权, 甲方和(或)其指定的第三方同意受让该股权(下称“股权转让”)。

Party B is willing to transfer part or all of Party C’s equity to Party A and / or its designated third party when Party A and / or its designated third party exercise its option in accordance with the relevant provisions of the equity disposal agreement signed by Party A and Party A on [] and Party A and / or its designated third party agree to transfer the equity (hereinafter referred to as “equity transfer”).

据此, 双方协商一致, 达成如下协议:

Accordingly, the two parties have reached the following agreement through consultation:

1.	股权转让 Equity Transfer

1.1	乙方同意将有关股权转让给甲方, 其中乙方中的孙秀芝转让85.964%的股权，乙方中的李静转让6%的股权，乙方中的李莹转让3%的股权, 乙方中的苑晓燕转让3.5%的股权, 乙方中的李杰转让1.5%的股权,乙方中的孙天柱转让0.036%的股权, 甲方同意接受该等转让。转让完成后, 甲方持有丙方100%的股权。

Party B agrees to transfer the relevant equity to Party A. Among them, Sun Xiuzhi from Party B shall transfer 85.964% of the equity, Li Jing from Party B shall transfer 6% of the equity, Li Ying from Party B shall transfer 3% of the equity, Yuan Xiaoyan from Party B shall transfer 3.5% of the equity, Li Jie from Party B shall transfer 1.5% of the equity, and Sun Tianzhu from Party B shall transfer 0.036% of the equity. Party A agrees to accept such transfer. Upon completion of the transfer, Party A shall hold 100% of the equity of Party C.

1.2	作为股权转让的对价, 甲方应按照第2条的规定向乙方中的孙秀芝支付人民币____元, 向乙方中的李静支付人民币____元,向乙方中的李莹支付人民币____元，向乙方中的苑晓燕支付人民币____元，向乙方中的李杰支付人民币____元，向乙方中的孙天柱支付人民币____元。

As consideration for equity transfer, Party A shall, in accordance with Article 2, pay ____ RMB Yuan to Sun Xiuzhi of Party B, ____ RMB Yuan to Li Jing of Party B, ____ RMB Yuan to Li Ying of Party B, ____ RMB Yuan to Yuan Xiaoyan of Party B, ____ RMB Yuan to Li Jie of Party B, Pay____ RMB to Sun Tianzhu of Party B.

1.3	乙方同意本条下的股权转让行为, 并且愿意并将促使丙方的其他股东(除乙方外)愿意为此签署包括股东会决议和放弃优先购买有关股权的函件等在内的必要文件和协助办理股权转让的其他必要手续。

Party B agrees to the equity transfer under this article, and is willing and will urge other shareholders of Party C (except Party B) to sign necessary documents including the resolution of the shareholders’ meeting and the letter of giving up preemptive purchase of relevant equity, and assist in handling other necessary procedures for equity transfer

1.4	乙方和丙方应共同和分别的负责采取所有必要的行动, 包括但不限于签署本协议、通过股东会决议、章程修正案等内容, 以实现股权从乙方到甲方的转移, 并且负责在甲方根据《股权处置协议》的规定发出行权通知之日起十个工作日内办理完毕所有政府批准或工商登记备案手续, 使甲方成为该等股权的登记在册所有人。

Party B and Party C shall be jointly and separately responsible for taking all necessary actions, including but not limited to signing this agreement, passing resolutions of the shareholders’ meeting, amendments to the articles of association, etc., to realize the transfer of equity from Party B to Party A, And shall be responsible for completing all government approval or industrial and commercial registration and filing procedures within 10 working days from the date Party A issues the notice of exercise in accordance with the provisions of the equity disposal agreement, so as to make Party A the registered owner of such equity.

2.	股权转让款的支付 Equity Transfer Payment

2.1	甲方在其签署本协议之日后5个工作日内向孙秀芝支付人民币____元, 向李静支付人民币____元,向李莹支付人民币____元，向苑晓燕支付人民币____元，向李杰支付人民币____元，向孙天柱支付人民币____元；在与股权转让有关的所有政府批准及/或登记备案手续完成之日后5个工作日向孙秀芝支付人民币____元, 向李静支付人民币____元,向李莹支付人民币____元，向苑晓燕支付人民币____元，向李杰支付人民币____元，向孙天柱支付人民币____元。转让金额将在股份转让时确定。

Party A shall pay____ RMB to Sun Xiuzhi, pay____ RMB to Li Jing, pay____ RMB toLi Ying, pay____ RMB toYuan Xiaoyan, pay____ RMB toLi Jie,pay____ RMB to Sun Tianzhu within 5 working days after the signing of this Agreement. Five business days after the completion of all government approvals and/or registration filings in connection with the transfer of shares pay____ RMB to Sun Xiuzhi, pay____ RMB to Li Jing, pay____ RMB toLi Ying, pay____ RMB toYuan Xiaoyan, pay____ RMB toLi Jie,pay____ RMB to Sun Tianzhu.Transfer amount would be determined upon the transfer of shares.

2.2	乙方在收到第2.1条所述的每笔付款的5个工作日内向甲方出具适当的收款凭证。

Party B shall issue appropriate receipt to Party A within 5 working days after receiving each payment mentioned in Article 2.1.

3.	声明与保证 Proclamation and Commitment

3.1	本协议的各方分别声明与保证如下:

Each party hereby represents and warrants as follows:

(a)	该方是合法成立并且存续的公司或者具有完全民事行为能力的个人, 具有完整的权力和能力签署并履行本协议和实现本协议的目的所需的与本协议相关的其他文件;

The party is a legally established and existing company or an individual with full capacity for civil conduct, and has complete power and ability to sign and perform this Agreement and other documents related to this agreement required to achieve the purpose of this Agreement;

(b)	该方已采取, 或将采取所有必要的行动, 以适当和有效地授权本协议及其它所有与本协议项下交易有关的文件的签署、交付和履行, 且该等签署、交付和履行不违反任何有关的法律法规和政府规定, 并且不侵犯任何第三方的合法权利和利益。

Such party has taken or will take all necessary actions to properly and effectively authorize the signing, delivery and performance of this Agreement and all other documents related to the transactions under this agreement, and such signing, delivery and performance does not violate any relevant laws, regulations and government regulations, and does not infringe the legitimate rights and interests of any third party

3.2	乙方和丙方共同和分别向甲方声明和保证如下:

Party B and Party C jointly and separately declare and guarantee to Party A as follows:

(a)	乙方目前合法、有效的持有丙方100%的股权, 乙方对该股权的取得和持有并不违反任何法律法规或政府决定, 也未侵犯任何第三方的利益和权利;

Party B currently legally and effectively holds 100% of the equity of Party C. Party B’s acquisition and holding of the equity does not violate any laws and regulations or government decisions, nor does it violate the interests and rights of any third party;

(b)	丙方是根据中国法律适当成立和有效存续的有限责任公司, 其具有完整的权利能力和行为能力, 有权拥有、处置及经营其资产和业务, 并开展其目前正在进行或计划进行的业务。丙方已经取得从事其营业执照所述的所有业务的全部许可证、资格证书或其它政府部门批准、核准、备案或登记手续;

Party C is a limited liability company duly established and validly existing in accordance with the laws of China, which has complete rights and behavioral capabilities, has the right to own, dispose and operate its assets and business, and to carry out its business which is currently in progress or planned. Party C has obtained all the licenses, qualification certificates or other governmental departments’ approval, approval, filing or registration procedures for all the business described in its business license;

(c)	丙方自成立以来并未有过任何违反有关法律法规或政府规定的行为;

Party C has not violated any relevant laws and regulations or government regulations since its establishment;

(d)	乙方持有的丙方股权上不存在任何担保权益或任何其它第三方权利，甲乙双方另有约定的除外;

There is no security interest or any other third party rights in the equity of Party C held by Party B, unless otherwise agreed by both parties

(e)	该方并未遗漏向甲方提供任何可能影响其签订本协议的决定的, 有关丙方或其业务的文件或信息;

This party has not omitted to provide Party A with any documents or information about Party C or its business that may affect its decision to enter into this Agreement;

(f)	在股权转让完成之前, 该方不会以任何作为或不作为的方式授权或使得在本协议签署之日已经发行的股权之外发行或承诺发行新的股权, 不会对丙方的注册资本或股东结构进行任何形式的变更。

Prior to the completion of the equity transfer, such party will not authorize or cause to be issued or promised to issue new equity in addition to the equity already issued on the date of signing this agreement by any act or omission, and will not change the registered capital or shareholder structure of Party C in any form

4.	生效和有效期 Validation

本协议于文首标明的日期签署并同时生效。

This agreement is signed and effective on the date first above written.

5.	争议的解决 Disputes

在各方就本协议项下条款的解释和履行发生争议时, 各方应善意地协商解决该争议。若在一方提出协商解决争议的要求之后30日内, 双方仍未达成解决争议的协议, 任何一方均可将有关争议提交中国国际经济贸易仲裁委员会按照其现行的仲裁规则仲裁解决。仲裁地点在北京; 仲裁使用之语言为中文。仲裁裁决应是终局性的, 对双方均有拘束力。

In case of any dispute between the parties on the interpretation and performance of the terms under this agreement, the parties shall negotiate in good faith to resolve the dispute. If both parties fail to reach an agreement on the settlement of the dispute within 30 days after one party’s request for the settlement of the dispute through negotiation, either party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its current arbitration rules. The place of arbitration shall be Beijing; The language of arbitration shall be Chinese. The arbitration award shall be final and binding on both parties.

6.	适用法律 Validity

本协议的效力、解释和强制执行适用中国法律。

The validity, interpretation and enforcement of this Agreement shall be governed by the laws of China.

7.	协议的修改、补充 Amendment, Supplementary

各方以书面协议方式对协议做出修改和补充。经过各方适当签字的有关本协议的修改协议和补充协议是本协议的组成部分, 具有与本协议同等的法律效力。

The parties shall amend and supplement the agreement by written agreement. The Amendment Agreement and supplementary agreement on this agreement properly signed by all parties are an integral part of this Agreement and have the same legal effect as this agreement.

8.	协议的分割性 The divisibility of protocol

如果本协议项下的任何条款因与有关法律不一致而无效或无法强制执行, 则该条款仅在有关法律管辖范围之内无效或无强制力, 并且不得影响本协议其他条款的法律效力。

If any provision of this agreement is invalid or unenforceable due to inconsistency with the relevant law, it shall be void or unenforceable only within the relevant legal jurisdiction and shall not affect the legal effect of other provisions of this agreement

9.	协议的附件 Agreement Attachment

本协议的任何附件为本协议不可分割部分, 具有与本协议同等的法律效力。

Any annex to this agreement is an integral part of this Agreement and has the same legal effect as this agreement.

10.	其他 Others

10.1	本协议以中文书就, 一式八份，各方各执一份。

This agreement is made in Chinese in eight copies, one for each party.

10.2	如甲方指定任何第三方行使选择权, 则本股权转让协议提及甲方之处, 应根据情况, 指甲方和(或)其指定的第三方。

If Party A designates any third party to exercise the option, Party A and / or the third party designated by Party A shall, as the case may be, refer to Party A in this equity transfer agreement

[以下无正文] No Content
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甲方:佰迦康（辽宁）健康信息咨询服务有限公司

Party A: Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表:  ___________________

Authorized Representative: ___________________

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乙方:
Party B:

孙秀芝 Sun Xiu Zhi	李静 Li Jing

李莹 Li Ying	苑晓燕 Yaun Xiao Yan

李杰 Li Jie	孙天柱 Sun Tian Zhu

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丙方:

Party C

佰迦康（辽宁）健康信息咨询服务有限公司

Baijiakang (Liaoning) Health Information Consulting Service Co., Ltd.

授权代表: _______________________

Authorized Representative: _______________________